Exhibit 4.1

CUSIP 06985P 209
SEE LEGENDS ON REVERSE

BASIC ENERGY SERVICES, INC.
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
COMMON STOCK
This Certifies that
is the owner of     *
FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $0.01 PAR VALUE PER SHARE, OF BASIC ENERGY SERVICES, INC. incorporated under the laws of the State of Delaware (the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly executed. This certificate and shares represented hereby are issued and shall be held subject to all the provisions of the Second Amended and Restated Certificate of Incorporation (copies of which are on file with the Transfer Agent). This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
Witness the signatures of its duly authorized officers

[Officer]	[Officer]
    Countersigned and Requested:

American Stock Transfer & Trust Company
Transfer Agent and Registrar

By:     ______________________________
Authorized Signature

*The number of Common Stock shares evidenced by this Global Stock Certificate is subject to adjustment, as reflected on Schedule A attached hereto.

BASIC ENERGY SERVICES, INC.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -	AS TENANTS IN COMMON	GIFT MIN ACT - ___________Custodian _____________ (Cust) (Minor)
TEN ENT -	AS TENANTS BY THE ENTIRETIES	Under the ________Transfers to Minor Act (state)
JT TEN -	AS JOINT TENANTS WITH RIGHT OF SURVIVORSHIP AND NOT AS TENANTS IN COMMON

Additional abbreviations may also be used though not in the above list.

For value received,                    hereby sells, assigns and transfers unto

(PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER(S) OF ASSIGNEE(S))

(PLEASE PRINT OR TYPEWRITE NAME(S) AND ADDRESS(ES), INCLUDING ZIP CODE, OF ASSIGNEE(S))

common shares represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said shares on the register of members of the within named Corporation with full power of substitution in the premises.
Dated:

X
NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
X

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO SEC RULE 17Ad-15 (OR ANY SUCCESSOR RULE).

X
SIGNATURE(S) GUARANTEED BY:
Schedule A

The number of Common Stock shares initially represented by this Global Stock certificate is ____________. The following increases or decreases have been made:

Number of Shares of Common Stock Prior to Adjustment	Increase in Number of Shares of Common Stock	Decrease in Number of Shares of Common Stock	Signature	Date